UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2019 (May 16, 2019)

Synacor, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33843	16-1542712
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 La Riviere Drive, Suite 300 Buffalo, New York		14202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (716) 853-1362

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value (voting)	SYNC	The Nasdaq Stock Market LLC (The Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The following proposals were submitted to the stockholders of Synacor, Inc. (the “Company”) at the 2019 Annual Meeting of Stockholders held on May 16, 2019:

1.	The election of three directors to serve until the Company’s 2022 Annual Meeting of Stockholders or until their successors are duly elected and qualified.

2.	The ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

3.	The approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers.

For more information about the foregoing proposals, see the Company’s proxy statement dated April 5, 2019. The number of votes cast for and against and the number of abstentions and non-votes with respect to each matter voted upon are set forth below:

Board of Director Election Results

The following nominees received the highest number of “FOR” votes and, as a result, were elected to serve as directors for a term that will continue until the 2022 Annual Meeting or until their respective successors have been duly elected and qualified.

Director Name	Votes For	Votes Withheld	Broker Non-Votes
Elisabeth B. Donohue	17,218,924	224,073	17,170,473
Marwan Fawaz	17,184,381	258,616	17,170,473
Michael J. Montgomery	17,201,013	241,984	17,170,473

The following directors, in addition to Ms. Donohue and Messrs. Fawaz and Montgomery, will continue to serve as members of the Company’s Board of Directors until the expiration of their respective terms or until their respective successors have been duly elected and qualified: Himesh Bhise, Gary Ginsberg, Andrew Kau, Jordan Levy, Scott Murphy and Kevin Rendino.

Ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm

The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

Votes For	Votes Against	Abstain
34,406,026	150,664	56,780

Approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers

The stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers.

Votes For	Votes Against	Abstain	Broker Non-Votes
16,739,323	629,071	74,603	17,170,473

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNACOR, INC.

Date: May 20, 2019	By:	/s/ Timothy J. Heasley
Timothy J. Heasley
Chief Financial Officer and Secretary